UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

UNITED HOMES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)

(844) 766-4663

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on May 4, 2026 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 22, 2026 (the “Merger Agreement”), by and among United Homes Group, Inc., a Delaware corporation (the “Company”), Stanley Martin Homes, LLC, a Delaware limited liability company (“Parent”), and Union MergeCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

On the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Company Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock to be canceled pursuant to the Merger Agreement or Dissenting Shares) was converted into the right to receive cash in an amount equal to $1.18, without interest thereon (the “Per Share Amount”).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the occurrence of the Effective Time, the Company repaid all loans, indebtedness, and other obligations, terminated all credit commitments outstanding, and terminated and released all guarantees in respect thereof and all liens on the assets and property of the Company and its applicable subsidiaries securing such indebtedness, as applicable, under (i) that certain Second Amended and Restated Credit Agreement, dated as of August 10, 2023 (as amended from time to time), among the Company, Great Southern Homes, Inc., Rosewood Communities, Inc., Wells Fargo Bank, National Association, the lenders party thereto and the other parties party thereto and (ii) that certain Credit Agreement, dated as of December 11, 2024 (as amended from time to time), among the Company, Great Southern Homes, Inc., Rosewood Communities, Inc., Kennedy Lewis Agency Partners LLC, the lenders party thereto and the other parties party thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time, by virtue of the Merger, the Company’s equity awards and other securities were treated as follows:

•	Each Company Stock Option that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was canceled as of immediately prior to, and contingent upon, the Effective Time (without regard to the exercise price of such Company Stock Option) in exchange for the right to receive a lump-sum cash payment, less applicable tax withholdings, equal to the amount of the Option Consideration, if any, with respect to such Company Stock Option, except that if the per-share exercise price of any such Company Stock Option was equal to or greater than the Per Share Amount, such Company Stock Option was canceled and terminated without any cash payment being made in respect thereof;

•	Each Company RSU that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive a lump-sum cash payment, less applicable tax withholdings, equal to the Per Share Amount multiplied by the aggregate number of Shares subject to such Company RSU immediately before the Effective Time; and

•	Each Company PSU that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive a lump-sum cash payment, less applicable tax withholdings, equal to the Per Share Amount multiplied by the aggregate number of Shares subject to such Company PSU immediately before the Effective Time (with any performance-based goals deemed to be achieved and satisfied at 100%).

In connection with the Merger, immediately prior to the Effective Time, the Company was required to issue 21,886,379 shares of Company Common Stock to satisfy its obligations in respect of the Earn Out Shares, in accordance with the terms of the existing Business Combination Agreement, dated as of September 10, 2022, by and among DiamondHead Holdings Corp., Hestia Merger Sub, Inc. and Great Southern Homes, Inc. and the existing Sponsor Support Agreement, dated as of September 10, 2022, by and among DHP SPAC-II Sponsor LLC, DiamondHead Holdings Corp., and Great Southern Homes, Inc.

Additionally, in connection with the Merger, the strike price of each Warrant was adjusted downwards in accordance with Section 4.4 of the existing Warrant Agreement, dated as of January 25, 2021, by and between DiamondHead Holdings Corp. and American Stock Transfer & Trust Company, LLC, and the strike price of each Stock Warrant was adjusted downwards in accordance with Section 3.4 of the existing Warrant Purchase Agreement, dated as of January 28, 2022, by and between Clive R. G. (Tom) O’Grady and Great Southern Homes, Inc.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 23, 2026. Such exhibit is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, in connection with the consummation of the Merger, the Surviving Corporation notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq delist the Class A Common Stock and the Warrants. As a result, trading of the Class A Common Stock and the Warrants on Nasdaq was suspended prior to the opening of trading on Nasdaq on the Closing Date. On the Closing Date, the Surviving Corporation also requested that Nasdaq file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Class A Common Stock and the Warrants from Nasdaq and the deregistration of the Class A Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, as amended, the “Exchange Act”).

Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Class A Common Stock and Warrants under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act with respect to the Class A Common Stock and Warrants.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company Common Stock issued by the Company on the Closing Date with respect to the Earn Out Shares (other than 1,571,089 shares of Company Common Stock that were previously registered under the Securities Act of 1933, as amended (the “Securities Act”)) were issued pursuant to and in accordance with an exemption from registration under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, the holders of shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Amount.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of the Company occurred and Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, at the Effective Time, the Employment Agreement Amendment and Waiver, by and between the Company and Michael P. Nieri (the “Employment Agreement Amendment and Waiver”), became effective. Accordingly, as of the Effective Time, Mr. Nieri’s employment terminated and, pursuant to the Employment Agreement Amendment and Waiver, Mr. Nieri, among other things, waived his existing severance and change of control entitlements (including the $6,000,000 cash severance payment payable in connection with a change in control and 60 months’ full healthcare coverage) and will instead receive a one-time cash payment of $675,000 (subject to execution of a release) and COBRA payments for 18 months on the same basis provided to other executives of the Company. The Employment Agreement Amendment and Waiver also amended the scope of certain restrictive covenants applicable to Mr. Nieri and his affiliates.

At the Effective Time, pursuant to the Merger Agreement, Robert Dozier, Jr., Jason Enoch, Alan Levine and Michael Nieri, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation.

Immediately after the Effective Time, John G. (Jack) Micenko, Jr., Keith Feldman, Michael Nieri, Clive R. G. (Tom) O’Grady, Robert Penny, Jeremy Pyle and Shelton Twine, each of whom was an officer of the Company immediately prior to the Effective Time, ceased to be an officer of the Company and the officers of Merger Sub immediately prior to the Effective Time were appointed as officers of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation filed herewith as Exhibit 3.1. Such exhibit is incorporated by reference.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated to be in the form of the bylaws filed herewith as Exhibit 3.2. Such exhibit is incorporated by reference.

Item 8.01	Other Events.

On the Closing Date, Parent issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On May 4, 2026, as a result of the Merger, in accordance with the terms of the Warrants, each Warrant now represents only the right to purchase and receive, upon the terms and conditions specified in the Warrants, the Merger Consideration. In addition, in connection with the consummation of the Merger, the warrant price for each Warrant was temporarily reduced to, with respect to Public Warrants, $0.93, and with respect to Private Placement Warrants, $0.76, effective from May 4, 2026 (the date this report was filed) until June 3, 2026. Following June 3, 2026, the warrant price will increase back to an amount in excess of the Per Share Amount.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 22, 2026, by and among United Homes Group, Inc., Union MergeCo, Inc. and Stanley Martin Homes, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 23, 2026)*

3.1	Second Amended and Restated Certificate of Incorporation of United Homes Group, Inc.

3.2	Second Amended and Restated Bylaws of United Homes Group, Inc.

99.1	Press Release, dated May 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Homes Group, Inc.

Date: May 4, 2026	By:	/s/ Randy L. Kotler
	Name:	Randy L. Kotler
	Title:	Treasurer and Chief Financial Officer